UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2018

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2018, Creative Realities, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with A.G.P./Alliance Global Partners (“Representative”) and with the other underwriters named on Schedule 1 thereto (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company issued and sold 2,857,142 shares of the Company’s common stock, par value $0.01 per share (the “Firm Shares”), and warrants to purchase 1,428,571 shares of the Company’s common stock (the “Firm Warrants,” together with the Firm Shares, the “Firm Securities”). The warrants have an initial per share exercise price of $4.375, subject to customary adjustment, are exercisable immediately and will expire five years from the date of issuance. The closing of the purchase of the Firm Securities occurred on November 19, 2018.

The initial combined offering price to the public in the offering was $ 3.50 per Firm Security. Under the terms of the Underwriting Agreement, the Company also granted the Underwriters an option, exercisable for 45 days, to purchase up to an additional 428,570 shares of common stock and warrants to purchase 214,285 shares of the Company’s common stock. In connection with the purchase of the Firm Securities on November 19, 2018, the Underwriters purchased additional warrants to purchase 161,514 shares of the Company’s common stock.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement. The Company also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.

The offering is being made pursuant to the Company’s effective registration statement on Form S-1 (Registration Statement No. 333- 225876) previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1.1 to this report, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The benefits and representations and warranties set forth in the Underwriting Agreement are not intended to and do not constitute continuing representations and warranties of the Company to persons not a party thereto, including without limitation, any future or other investor.

On November 15, 2018, the Company issued a press release announcing that it had priced the offering, which press release is filed as Exhibit 99.1 to this report. On November 19, 2018, the Company issued a press release announcing that it had closed on the offering, which press release is filed as Exhibit 99.2 to this report

On November 14, 2018, the Company entered into a Fifth Amendment to Loan and Security Agreement (the “Fifth Amendment”) with its subsidiaries and Slipstream Communications, LLC, its lender, and executed a related Third Allonge to Amended and Restated Secured Term Promissory Note (“Third Allonge”). The Fifth Amendment and Third Allonge extend the maturity date of the Company’s term loan from August 17, 2019 to August 16, 2020, increase the interest accruing on the term loan from 8% to 10% effective July 1, 2019 and obligate the Company to pay approximately $1.3 million of the net proceeds of the offering contemplated by the Underwriting Agreement to pay down certain indebtedness payable under the credit facilities set forth in the Loan Agreement. The Fifth Amendment and Third Allonge are filed as Exhibits 10.1 and 10.2 to this report, respectively, and the description of the terms of the Amendment and such documents are qualified in their entireties by reference to such exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The disclosures in Item 1.01 regarding the Fifth Amendment to Loan and Security Agreement and related Third Allonge to Amended and Restated Secured Term Promissory Note are incorporated into this item by this reference.

Item 8.01. Other Events.

On November 19, 2018, the Company completed the issuance and sale of 2,857,142 shares of the Company’s common stock, par value $0.01 per share, and warrants to purchase 1,590,085 shares of the Company’s common stock (including warrants to purchase 161,514 shares of the Company’s common stock pursuant to the over-allotment option), pursuant to the Underwriting Agreement (described in Item 1.01). The Company estimates that the net proceeds from the offering, before deducting underwriting discounts and estimated offering expenses, will be approximately $10 million. The Company intends to use the net proceeds from the offering to fund the cash purchase price in its pending acquisition of Allure Global Solutions, and intends to use the remaining proceeds for working capital and general corporate purposes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	1.1	Underwriting Agreement dated November 14, 2018 between Creative Realities, Inc. and A.G.P./Alliance Global Partners and with the other underwriters named on Schedule 1 thereto
	10.1	Fifth Amendment to Loan and Security Agreement with Slipstream Communications, LLC, dated as of November 14, 2018
	10.2	Third Allonge to Amended and Restated Secured Term Promissory Note issued in favor of Slipstream Communications, LLC, dated as of November 14, 2018
	99.1	Press Release, dated November 15, 2018
	99.2	Press Release, dated November 19, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: November 20, 2018	By:	/s/ Will Logan
Will Logan
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated November 14, 2018 between Creative Realities, Inc. and A.G.P./Alliance Global Partners and with the other underwriters named on Schedule 1 thereto
10.1	Fifth Amendment to Loan and Security Agreement between Creative Realities, Inc. and Slipstream Communications, LLC, dated as of November 14, 2018
10.2	Third Allonge to Amended and Restated Secured Term Promissory Note issued in favor of Slipstream Communications, LLC, dated as of November 14, 2018
99.1	Press Release, dated November 15, 2018
99.2	Press Release, dated November 19, 2018

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